UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2011, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its first quarter results of operation for the period ended March 31, 2011.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

Item 7.01 Regulation FD Disclosure.

On April 25, 2011, Helix issued a press release announcing its first quarter results of operation for the period ended March 31, 2011.  In addition, on April 26, 2011, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the First Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials will also be posted beginning on April 26, 2011 in the Presentations section under Investor Relations of Helix’s website, www.HelixESG.com.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Number                      Description
----------                      --------------

99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 25, 2011 reporting financial results for the first quarter of 2011.

99.2	First Quarter 2011 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           April 25, 2011

HELIX ENERGY SOLUTIONS GROUP, INC.

By:              /s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated April 25, 2011 reporting financial results for the first quarter of 2011.

99.2	First Quarter 2011 Conference Call Presentation.